U.S. SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 4, 2001
Date of Report (Date of earliest event reported)

Scilabs Holdings, Inc.
(Name of Small Business Issuer in its charter)

Delaware	52-2265134

(State or other jurisdiction of	(I.R.S. Employer

incorporation or organization)	Identification No.)

6380 Wilshire Boulevard, Suite 907

Los Angeles, California	90048

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (323) 658-7199

Team Labs Systems Group, Inc.
(Former name or former address, if changed since last report)

1.

Item 5. Other Events
SIGNATURE

Item 5. Other Events

On June 29, 2001, the Board of Directors of Team Labs Systems Group, Inc., (“the Company”) duly convened for a directors’ meeting and adopted the resolution that effective as of the opening of business on July 17, 2001, the Company removed changed its name to SciLabs Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2001	SciLabs Holdings, Inc.

	By:	/s/ Albert Quiambao

President

2.